UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

NewAmsterdam Pharma Company N.V.

(Exact name of Registrant as Specified in Its Charter)

The Netherlands	001-41562	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Goomieer 2-35
Naarden
The Netherlands		1411 DC
(Address of Principal Executive Offices)		(Zip Code)
+31 (0) 35 206 2971
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.12 per share	NAMS	The Nasdaq Stock Market LLC
Warrants to purchase ordinary shares	NAMSW	The Nasdaq Stock Market LLC

☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On July 30, 2025, NewAmsterdam Pharma Company N.V. (the “Company”) issued a press release announcing full data from the prespecified Alzheimer’s disease (“AD”) biomarker analysis in its Phase 3 BROADWAY clinical trial. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The data will be presented at the 2025 Alzheimer’s Association International Conference (“AAIC”). Details of the conference are below.

2025 Alzheimer’s Association International Conference

Presentation Title: Effects of Obicetrapib, a Potent Oral CETP Inhibitor, on Alzheimer’s Disease Biomarkers in 1727 Patients with Cardiovascular Disease
Session Title: Developing Topics on Innovative Therapeutic Approaches
Presentation Date and Time: Wednesday, July 30, 2025, 8:21-8:28 AM ET

Presenter: Philip Scheltens M.D., Ph.D.

The Company will host a live webcast and conference call at 10:00 a.m. ET on July 30, 2025 to review the full AD biomarker data presented at AAIC. The live webcast will be available through the investor relations section of the Company’s website at ir.newamsterdampharma.com. Following the live webcast, an archived replay will be available on the Company’s website for at least 30 days. A copy of the presentation to be used during the live webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01, including Exhibit99.1 and Exhibit 99.2, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01 Other Events.

On July 30, 2025, the Company announced full data from the prespecified AD biomarker analysis in its BROADWAY clinical trial. The BROADWAY trial was primarily designed as a pivotal Phase 3 trial to evaluate low-density lipoprotein cholesterol (“LDL-C”) lowering efficacy of obicetrapib, a potent CETP inhibitor, in adult patients with established atherosclerotic cardiovascular disease (“ASCVD”) and/or heterozygous familial hypercholesterolemia (“HeFH”), whose LDL-C is not adequately controlled, despite being on maximally tolerated lipid-lowering therapy. In connection with this trial, a prespecified analysis evaluated the effect of obicetrapib on plasma biomarkers of AD in 1,727 patients with established ASCVD and/or HeFH whose apolipoprotein E (“ApoE”) status was able to be determined based on phenotypic testing, including 367 ApoE4 carriers. Safety in this population was not evaluated independently from the overall BROADWAY study population, where obicetrapib was observed to be well-tolerated, with safety results comparable to placebo. Because this analysis was based on a subset of patients from BROADWAY (which was designed to evaluate LDL-C reductions in an ASCVD and/or HeFH population), it was not controlled for baseline differences between the treatment and placebo population.

ApoE4is both a risk factor for cardiovascular disease and AD where ApoE4 carriers generally exhibit higher levels of LDL-C, Lp(a), and reduced cholesterol transport and clearance. In this analysis, treatment with obicetrapib 10 mg daily for 12 months resulted in statistically significant lower absolute changes in plasma p-tau217, a key biomarker of AD pathology, in both the analysis set of patients with baseline and end of study datapoints above the lower limit of quantification (p=0.0019; n=1,515) and in ApoE4 carriers (p=0.0215; n=367). Favorable trends were also observed across additional biomarkers, including neurofilament light chain (“NFL”), glial fibrillary acidic protein (“GFAP”), p-tau181, and the Aβ42/40 ratio, in the full analysis set and in ApoE4 carriers, with the greatest effect generally observed in carriers of two E4 proteins.

Percent change in AD biomarkers among E4/E4 carriers versus placebo (n=29)
Biomarker	p-tau217	NFL	GFAP	p-tau181	Aβ42/40	p-tau217/ (Aβ42/40)
Mean % Change	-20.48%	-17.31%	-15.24%	-13.67%	-7.96%	-22.65%
p-value	0.010	0.020	0.006	0.06	0.013	0.032

Percent change in p-tau217 progression by subgroup versus placebo
Biomarker	Full Analysis Set	ApoE4 Carriers	ApoE4, Age ≥ 60	ApoE4, Age ≥ 70	ApoE4/E4
n=	1,515	367	283	139	29
Mean % Change	-2.99%	-5.74%	-5.40%	-8.39%	-20.48%
p-value	0.019	0.022	0.06	0.039	0.010

p-tau217 is one of the first biomarkers to provide evidence of neurodegeneration and can begin to increase more than 20 years before onset of cognitive impairment. In addition, p-tau217 has been reported to have significantly higher accuracy in assessing AD than alternative plasma- or MRI-based analyses, and its performance has been reported to not significantly differ from key CSF- or PET-based measures. NFL and GFAP biomarkers are also considered predictive of neurodegeneration, and elevated levels in the blood have been associated with AD progression and pathology. These results build on the Company’s Phase 2a proof of concept trial and preclinical data, which showed reductions in brain cholesterol metabolites and stabilization of AD biomarkers in ApoE4 carriers.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding: the Company’s business and strategic plans; the therapeutic potential of obicetrapib including, without limitation, its potential to reduce neurodegenerative and heart disease risks; the potential for obicetrapib to favorably impact AD biomarkers and the potential benefits of doing so; the Company’s clinical trials and the timing relating thereto; and the timing and forums for announcing data. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the approval of obicetrapib and the timing of expected regulatory and business milestones; whether results of the AD analysis and other early studies will be indicative of the results of later clinical trials; whether projections regarding clinical outcomes will reflect actual results in future clinical trials or clinical use of obicetrapib, if approved; the potential for varying interpretations of the results of the AD analysis; the impact of competitive product candidates; and those risks, uncertainties and other factors discussed under the caption “Item 1A. Risk Factors” and elsewhere in the Company’s most recent Form 10-K, Form 10-Q and other public filings with the Securities and Exchange Commission, which are available at www.sec.gov. Additional risks related to the Company’s business include, but are not limited to: uncertainty regarding outcomes of the Company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for obicetrapib; risks associated with the Company’s efforts to commercialize obicetrapib; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business and prospects; intellectual property related claims; the Company’s ability to attract and retain qualified personnel; and ability to continue to source the raw materials for obicetrapib and manufacture final product. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K and are qualified in their entirety by reference to the cautionary statements herein. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither the Company nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 30, 2025.
99.2	NewAmsterdam Pharma Company N.V. Presentation, dated July 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewAmsterdam Pharma Company N.V.

Date:	July 30, 2025	By:	/s/ Michael Davidson
		Name:	Michael Davidson, M.D.
		Title:	Chief Executive Officer